Exhibit 99.2

MINING OIL, INC.

Compensation Committee Charter

Purpose

The purposes of the Compensation Committee (the “committee”) of the Board of Directors (the “board”) of Mining Oil, Inc., a Texas corporation (the “Company”), is to (1)  carry out the board’s responsibilities relating to compensation of the Company’s Chief Executive Officer (the “CEO”) and the Company’s other executive officers (collectively, and including the CEO, the “executive officers”), (2) produce an annual report on executive compensation for inclusion in the Company’s proxy statement or annual report on Form 10-K, in accordance with all applicable rules and regulations and (3) perform such other functions as the board may assign to the committee from time to time.

Organization And Qualifications

The committee is to be comprised of three or more members, each of whom must be members of the board.

The Company is not currently subject to the listing standards of any national securities exchange, national securities association, or other securities exchange or association. As such, the committee is not required to be comprised only of directors who qualify as independent directors (“independent directors”) under the listing standards of any securities exchange or securities association (the “Listing Standards”). At such time as the Company may become subject to the Listing Standards, the committee will be comprised of independent directors to the extent required and within the applicable time period under the Listing Standards.

At least two of the members of the committee must also qualify as (1) “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Members of the committee will also satisfy any other necessary standards of independence under the federal securities and tax laws.

The members of the committee will be nominated by the board and elected annually to one-year terms by majority vote of the board at the first meeting of the board to be held following the later of: the annual meeting of stockholders or the end of the second calendar quarter. The chairperson of the committee will be designated by the board, provided that if the board does not so designate a chairperson, the members of the committee, by a majority vote, may designate a chairperson. Vacancies on the committee are to be filled by majority vote of the board. No member of the committee may be removed except by majority vote of the board.

Meetings And Procedures

Except as otherwise provided in this Charter, the Certificate of Formation or the Bylaws of the Company, the committee will (1) keep regular minutes of its proceedings and report the same to the board and (2) fix its own rules of procedure. The committee will report its activities to the full board whenever a matter necessitates deliberation or inquiry by the full board, but in any event not less than once each year.

A majority of the members will constitute a quorum for transacting business of the committee. Notice of any meeting of the committee will be given to each member not less than 24 hours before the time of the meeting by mail, telephone, e-mail or facsimile, and no such notice need state the business proposed to be transacted at the meeting. No notice of the time or place of any meeting of the committee need be given to any member thereof who attends in person or who, in writing, executed and filed with the records of the meeting, either before or after the holding thereof, waives notice. The committee may also act by unanimous written consent.

The committee may form subcommittees for any purpose that the committee deems appropriate and may delegate to such subcommittees such power and authority as the committee deems appropriate; provided, however, that no subcommittee may consist of fewer than two members; and provided further that the committee may not delegate to a subcommittee any power or authority required by any law, regulation, or applicable Listing Standard, to be exercised by the committee as a whole. To the extent permitted by the Texas Business Organizations Code, the committee may delegate to one or more officers of the Company the power (1) to designate the officers and employees of the Company or any of its subsidiaries who will receive grants of restricted shares or options to purchase from the Company shares of the Company’s capital stock and (2) to determine the number of restricted shares or options to be received by them; provided, however, that the power to designate employees who are officers of the Company will not apply with respect to grants that are subject to Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code. Such delegation must be made by a resolution that specifies the total number of restricted shares or options that may be granted under the delegated authority, and no officer may be delegated the power to designate himself or herself as a recipient of restricted shares or options.

The committee may request that any director, officer or employee of the Company, or other persons whose advice and counsel are sought by the committee, attend any meeting of the committee to provide such pertinent information as the committee requests.

Duties And Responsibilities

1.
The committee will review and approve on an annual basis the corporate goals and objectives with respect to compensation for the CEO. The committee will evaluate at least once a year the CEO’s performance in light of these established goals and objectives and based upon these evaluations will set the CEO’s annual base salary and annual incentive opportunities. The CEO may not be present during any committee deliberations or voting respecting his or her compensation.

2.
The committee will review and approve on an annual basis the evaluation process and compensation structure for the Company’s other executive officers. The committee will evaluate the performance of the Company’s other executive officers and will approve the annual base salaries and annual incentive opportunities for such other executive officers.

3.
The committee will, periodically and as and when appropriate, review and approve the following as they affect the executive officers: (a) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (b) any employment agreements and severance arrangements; (c) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and (d) any special or supplemental compensation and benefits for the executive officers and persons who formerly served as executive officers, including supplemental retirement benefits and the perquisites provided to them during and after employment.

4.
The committee will review and discuss the Compensation Discussion and Analysis (the “CD&A”) required to be included in the Company’s proxy statement and annual report on Form 10-K by the rules and regulations of the Securities and Exchange Commission (the “SEC”) with management and, based on such review and discussion, determine whether or not to recommend to the board that the CD&A be so included.

5.	The committee will produce the annual Compensation Committee Report for inclusion in the Company’s proxy statement in compliance with the rules and regulations promulgated by the SEC.

6.
The committee will monitor the Company’s compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to 401(k) plans and loans to directors and officers and with all other applicable laws affecting employee compensation and benefits.

7.	The committee will receive periodic reports on the Company’s compensation programs as they affect all employees.

8.
To the extent delegated by the board, the committee will (i) review the Company’s incentive compensation and equity-based plans and recommend changes in such plans to the board as needed and (ii) exercise all the authority of the board with respect to the administration of such plans.

9.
To the extent delegated by the board, the committee will review and approve on an annual basis the compensation structure and annual compensation for board and committee service by non-employee directors of the board.

10.	The committee will perform any other activities required by applicable rules and regulations and/or the Listing Standards when applicable.

11.
The committee will perform any other activities consistent with this Charter, the Company’s Certificate of Formation and the Company’s ByLaws as the board may deem necessary, advisable or appropriate for the committee to perform.

Evaluation of the Committee and Charter

The committee will, on an annual basis, evaluate its performance under this Charter and deliver to the board a report setting forth the results of its evaluation. The committee will review at least annually the adequacy of this Charter and recommend any proposed changes to the board.

Studies and Investigations; Outside Advisors

The committee may conduct or authorize studies of or investigations into matters within the committee’s scope of responsibilities, and may retain such independent counsel or other advisors as it deems necessary in its sole discretion. The committee also has the sole authority to retain or terminate a compensation consultant to assist the committee in carrying out its responsibilities. The committee has the sole authority to approve the related fees and retention terms for such advisors, with such fees to be borne by the Company. 1

1 The NYSE mandates that the Compensation Committee be given the authority to retain and terminate compensation consultants whereas NASDAQ does not. As such, the board may determine that it is not in the best interests of the Company for the Compensation Committee to possess such authority unless the Company goes on the NYSE. In addition, unlike the Audit Committee, neither the SEC nor NASDAQ requires that the Committee be provided with the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. However, the board may determine that it is in the best interests of the Company to provide the Compensation Committee with such authority. In this regard, the Compensation Committee should consider that the executive compensation rules require disclosure of the role any compensation consultants played in determining or recommending the amount or form of executive compensation and, among other things, whether any such consultants were engaged directly by the Compensation Committee.